================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 8, 2005

                              --------------------

                         UNIPRO FINANCIAL SERVICES, INC.
               (Exact name of registrant as specified in Charter)


           Florida                    000-50491                65-1193022

State or other jurisdiction of      (Commission              (IRS Employee
incorporation or organization)        File No.)            Identification No.)


                          31200 Via Colinas, Suite 200
                           Westlake Village, CA 91362
                    (Address of Principal Executive Offices)

                                 (818) 597-5772
                            (Issuer Telephone number)

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K, Amendment No. 1, dated September 15, 2005 relates to the transaction which closed on September 8, 2005 pursuant to which major shareholders of the Registrant sold a controlling interest of the Registrant's common stock to certain purchasers. This amendment is filed to correct certain information in Section 5.01 of this Report. Except as required to reflect the changes noted above, this Form 8-K/A does not attempt to modify or update any other disclosures set forth in the original filing. Additionally, this Form 8-K/A does not purport to provide a general update or discussion of any other developments at the Company subsequent to the original filing. The filing of this Form 8-K/A shall not be deemed an admission that the original filing, when made, included any untrue statement of material fact or omitted to state a material fact necessary to make a statement not misleading.

Item 1.01.  Entry into a Material Definitive Agreement

         On September 8, 2005, we entered into a Securities Purchase Agreement ("Purchase Agreement") dated as of September 1, 2005 by and among the Registrant, Lomond International, Inc., a North Carolina corporation that acted as an agent for several purchasers ("Buyer"), and certain major shareholders of the Registrant ("Major Shareholders"). Under the Purchase Agreement (i) the Major Shareholders sold 4,550,000 shares of the Company's common stock ("Common Stock") at $0.087912 per share for an aggregate purchase price of $400,000 ("Stock Resale Transaction"). In connection with the Stock Resale Transaction, the Company assigned 10,000 shares of common stock of Peer Review Mediation and Arbitration, Inc. and 25,000 shares of common stock of Espre Solutions, Inc. held by Upholdings, Inc., a wholly-owned subsidiary of the Company, to Mr. Paul Galant and Mr. Harvey Judkowitz as consideration for services provided. All current directors of the Registrant would agree to resign and Buyer's nominee would be appointed as a director in connection with the Stock Resale Transaction. Lomond acted as an agent for several purchasers, all of whom are "accredited" investors as defined under Regulation D of the Rules and Regulations under the Securities Act. The Company also agreed to issue LaSala & Company 100,000 restricted shares of Common Stock for consulting fees in connection with this transaction. The issuance was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended.

         The Major Shareholders and the Buyer also entered into a Share Option Agreement in which the Buyer would have the option to purchase 125,000 shares of Common Stock from the Major Shareholders at $1.00 per share, for a one-year period from the closing of the Stock Resale Transaction.

Item 5.01. Changes in Control of Registrant.

         We closed the transactions contemplated by the Purchase Agreement on September 8, 2005 ("Effective Date"), certain terms of which are described in
Item 1.01 of this Report on Form 8-K, which is incorporated by reference in this
Item 5.01.

       As a result of the transactions described above, the following changes to the Company's directors and officers have occurred or will occur:

       o Paul M. Galant resigned as the Registrant's Secretary and Treasurer and a member of the Board of Directors as of the Effective Date.

       o Harvey Judkowitz resigned as the Registrant's Chief Executive Officer and Chief Financial Officer and member of the Board of Directors as of the Effective Date.

       o John Vogel became a director of the Registrant as of the Effective Date and the Chief Executive Officer.

SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT PRIOR TO THE
TRANSACTION


         The following table sets forth, as of September 7, 2005, certain information regarding the ownership of our capital stock by each of our directors and executive officers, each person who is known to be a beneficial owner of more than 5% of any class of our voting stock, and by all of our officers and directors as a group. Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of our common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of September 7, 2005 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 5,149,167 shares of the Common Stock issued and outstanding on a fully diluted basis, as of September 7, 2005.

                              Name and Address                Amount and Nature     Percent
Title of Class            Of Beneficial Owners (1)        Of Beneficial Ownership  Of Class
---------------  ---------------------------------------  -----------------------  ---------
Common Stock     Paul M. Galant                                        1,200,000   23.3%
Common Stock     Harvey Judkowitz                                      1,200,000   23.3%
Common Stock     Suouconni Corporation                                 1,200,000   23.3%
Common Stock     MCM Systems Corporation                                       0    0%
Common Stock     All officers and directors as a group                 2,400,000   46.6%
                 (two (2) persons)

------------
(1) Unless otherwise noted, the address for each of the named beneficial owners and directors and officers is 14241 SW 92nd Avenue, Miami, Florida 33176.


SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT FOLLOWING THE TRANSACTION

         The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of Registrant's common stock immediately following the Stock Resale Transaction by (i) each person known by Registrant who will beneficially own five percent (5%) or more of the outstanding shares; and (ii) the officer and director who will take office as of the Effective Date.

=====================================================================================================
                    Name               Shares of Common Stock Held      Percentage of Shares Issued
                                       Following Completion of the       and Outstanding Following
                                               Transaction                   Completion of the
                                                                                Transaction
=====================================================================================================
John Vogel                                               0                           0%
=====================================================================================================
SJ Investments, Inc.                               800,000                         15.5%
=====================================================================================================
Jaybelle, Inc.                                   1,970,000                         38.3%
=====================================================================================================
Castle Bison, Inc.                                 780,000                         15.1%
=====================================================================================================
                         TOTALS                  3,550,000                         68.9%
=====================================================================================================

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On September 8, 2005, pursuant to the Purchase Agreement, Paul Galant and Harvey Judkowitz each delivered resignation letters to the Company (a) for each of them to resign as directors of the company, and (b) for Mr. Judkowitz to resign as Chief Executive Officer and Chief Financial Officer, as of the effective date of the Stock Resale Transaction. The resignations of Messrs. Galant and Judkowitz are not the result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. A copy of the resignation letters of Messrs. Galant and Judkowitz are filed as Exhibits 17.1 and 17.2, respectively, to this Form 8-K.

      On or about September 8, 2005, in accordance with the terms of the Securities Purchase Agreement, the board of directors appointed Mr. John Vogel as Chief Executive Officer and a director of the Company.

         Mr. Vogel has not entered into an employment agreement with the Registrant at this time. John has over 30 years of experience in marketing and sales, including 13 years at World Savings Bank (WSB); VP District and VP Regional Loan Origination and VP Sales Manager and VP of Real Estate (Owned). He has served as a co-founder and a director of Century 21 Ability, Inc., a business focused on real estate development, listing, sales and management, from 1996 to September 2005.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         There is no family relationship between any of our former officers or directors and our proposed officers and directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.

Item 9.    Financial Statement and Exhibits.

(a)

Exhibit       Description
Number
-------       -----------

10.1 Securities Purchase Agreement dated as of September 1, 2005 by and among the Registrant, Lomond International, Inc., a North Carolina corporation, and certain major shareholders of the Registrant.*

17.1         Resignation of Director - Paul Galant*

17.2         Resignation of Director - Harvey Judkowitz*

-------------------
* Previously filed

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to the Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                                UNIPRO FINANCIAL SERVICES, INC.

                                                By:  /s/ John Vogel
                                                   -----------------------------
                                                            John Vogel
                                                      Chief Executive Officer

Dated: September 15, 2005